••• KBW ••• Community Bank Investor Conference••• August 1 and 2, 2017 ••• Exhibit 99.1

FORWARD-LOOKING STATEMENT This confidential presentation, and the oral presentation that supplements it, have been developed by Sussex Bancorp (“Sussex” or the “Company”), were prepared exclusively for the benefit and internal use of the recipient and are not an offer or the solicitation of an offer to buy securities. Neither this presentation, nor the oral presentation that supplements it, nor any of their contents, may be used, reproduced, disseminated, quoted or referred to for any other purpose, in whole or in part, without the prior written consent of the Company. Some of the statements contained in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “target,” “could,” “is likely,” “should,” “would,” “will,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) competition in the industry and markets in which the Company operates; (ii) levels of non-performing assets; (iii) changes in general interest rates; (iv) loan demand; (v) rapid changes in technology affecting the financial services industry; (vi) real estate values; (vii) changes in government regulation; and (viii) general economic and business conditions.

Ticker Symbol SBBX Closing Price (July 28, 2017) $24.25 Price to tangible book 163.8% Price to LTM EPS 18.8x Price to 2017 Yr. est. EPS* 17.4x Annualized Dividend/ Yield $0.24 / 1.0% 52 week high (5/8/17) $28.55 52 week low (9/1/16) $15.14 1. Company Overview Founded in 1975 Commercial Bank -Operates Tri-State Insurance Agency Total Assets of $929 million & 11 branches [Bergen County, NJ (1), Sussex County, NJ (8) Warren County, NJ (1 mini) and Queens County ,NY (1)] Market Cap: $146.5 million Corporate Office: Rockaway, NJ Regional Operations: Sussex County, NJ Regional Lending Offices: Sussex, Bergen, Morris Counties, NJ & Queens, NY * Source: SNL

Target High Performing Peer Median (a) Total Assets > $2 billion to $3 billion in assets $1.7 billion (average) $1.2 billion (median) ROA 1.00% or better 1.00% ROE >12.00% 9.59% NPAs / Assets <1.00% 0.76% Annual EPS growth Double digit N/A Source: SNL - High Performing Peers (Banks and Thrifts Assets < or = $5.1 bill and ROAA LTM > 0.75% at 03/30/17) 1. Company Overview Vision: High performing business bank that serves northern NJ into NYC

Our Model for generating long term Shareholder Value 1. Company Overview

EPS (excluding merger and S-3 costs) growth +30.9% Loans, net portfolio growth of 22% annualized (QE 6/30/17 vs. FYE 12/31/16) Commercial loan portfolio growth $62.2 million, or 23% annualized (36% annualized growth for 2Q17) Deposit annualized growth 15% (QE 6/30/17 vs. FYE 12/31/16) Non-interest bearing demand annualized growth of 21% TSIA pretax earnings increased 13% to $1.0 million [YTD ‘16 $939 thousand] ROA (excluding merger and S-3 costs) 0.82% vs. 0.74% ROE (excluding merger and S-3 costs) 11.25% vs. 9.60% Other highlights Completed in June 2017 a common stock offering of approximately $28 million in net proceeds Announced merger agreement pursuant to which Sussex Bancorp will acquire Community Bank in an all-stock transaction 2. Financial Performance: YTD 2017 vs. YTD 2016 Year to Date (“YTD”) represents the six months ended June 30th.

FY 2015 FY 2016 YTD 2017 Targets (c) NJ Banks and Thrifts Avg. (a) Loans, net annual growth (c) 15.1% 27.9% 36.5% 15% to 20% 14.1% Deposit annual growth (c) 13.0% 27.6% 15.0% 15% to 20% 14.9% NPAs to assets 1.49% 1.10% 1.15% <1.00% 1.42% ROA (c) 0.59% 0.72% 0.82% (b) >1.00% 0.69% ROE (c) 7.02% 9.60% 11.25% (b) >12.00% 6.66% Net Interest Margin (c) 3.45% 3.37% 3.34% Outperform peers 3.31% Net non-interest income (expense) as % of assets (c) (2.24)% (1.92%) (1.74%) (b) Outperform peers (2.05)% Tri-state Insurance income before tax $670k (+33%) (c) $1.2m (+79%) (c) $1.0m (+13%) (c) 20% N/A Diluted EPS $0.81 (+42%) $1.19 (+47%) $0.67 (+15.5%) [$0.76 (+30.9%) (b)] Double digit N/A 2. Financial Performance Source: SNL - NJ Banks and Thrifts (41) 3/31/17 Excludes merger and S-3 costs Annualized

2. Financial Performance: Earnings 3 year CAGR 57.0% (a) YTD – 6 month period ending June 30, 2017 (a) (a)

2. Financial Performance: Profitability Excludes merger and S-3 costs (b) YTD – 6 month period ending June 30, 2017 (a) (a) (b) (b)

3. Lending Commercial loans grew 23% annualized (YTD 17 vs FYE 16) Relationship driven Strong credit risk management culture NPA’s to assets (excluding performing TDRs) down to 1.04% Commercial Loans originated from 1/1/15 to 6/30/17 Net funded $389 million (balances at June 30, 2017) Associated unfunded commitments +$56.3 million (total exposure $426.2 million) Rate: 4.12% Term: 4.8 yrs. Rate: 3.93% Term: 5.2 yrs. Avg. Bal: $5.3M DSCR: 1.6x LTV: <60% Rate: 4.20% Term: 4.6 yrs. Avg. Bal: $543k (a) (a) YTD – at June 30, 2017 3.5 year CAGR 21.5%

CRE Concentration ratio at June 30, 2017 was 333% Increased Bank capital in 2Q17 Continued focus on organic growth Geographically diversified CRE data analytics and stress testing 3. Lending: Concentrations CRE Concentration Ratio Data as of June 30, 2017.

4. Deposits Deposit growth for YTD 17(b) vs. FYE 16 Non-interest bearing demand +21.1% annualized Savings, money market and interest-bearing demand +11.6% annual. (excluding Brokered MMDA) Time deposit growth largely broker deposits New Banking Centers are key to our deposit growth strategies Astoria Banking Center (opened in March 2015) Total deposits of approximately $90.2 million with a cost of deposits of under 0.59% Oradell Banking Center (opened in March 2016) Total deposits of approximately $85.6 million with a cost of deposits of 0.63% 3 year CAGR 15.8% YTD – at June 30, 2017 YTD – 6 month period ended June 30, 2017 (a)

5. Tri-State Insurance Agency Access to over 20 insurance companies Net promoter score (NPS®) of 75.7% as compared to agency industry average of 62.1 (b) (in millions) 3 year CAGR 39.9% (a) YTD – 6 month period ended June 30, 2017 (b) Source: Selective Insurance 2015 research (a)

During 2016, new hires included a Chief Lending Officer, Chief Credit Officer, Chief Administration Officer and other senior management 7. Capital Considering opening 1 to 2 new banking centers in 2017-18 Expanding and enhancing Commercial loan sales and underwriting platform Digital channels, cash management products/strategies and C&I platform Completed a common stock offering in June 2017, resulting in approximately $28 million in net proceeds Total tangible equity to total assets of 9.7% at June 30, 2017 Completed a $15 million private placement sub debt offering in December 2016 All bank capital ratios are deemed “well capitalized” at June 30, 2017 6. Talent Management 8. Strategic Initiatives 2017-18 9. Strategic Partnerships

Current SBBX (11) Acquired CMTB (3) Branch Footprint Overview Source: SNL Financial, pro forma for pending acquisition of CMTB Estimated pro forma for acquisition of CMTB as of 3/31/2017, includes estimated purchase accounting adjustments As of 6/13/2017 Strategic Growth – Acquisition of CMTB CMTB Headquarters: Maywood, NJ Branch Locations Maywood, NJ Rochelle Park, NJ Fair Lawn, NJ Assets: Gross Loans: Deposits: Tangible Common Equity: Net Interest Margin: Efficiency Ratio: 2016 Net Income: $356 mm $236 mm $318 mm $29 mm 3.18% 76.1% $1.7 mm

Strategic Growth – Acquisition of CMTB Transaction Rationale Improves SBBX’s position in dynamic and familiar Bergen County market Expected to be immediately accretive to SBBX EPS and tangible book value per share Provides attractive funding base and enhances liquidity 20% demand deposit composition (2) 73% loan / deposit ratio (2) Provides a platform for future growth Increased legal lending limit for Sussex Bank and CMTB customers Reposition 1-4 family portfolio over time Access to expanded customer base for Tri-State Insurance Agency Consistent with SBBX growth strategy focusing on northern NJ and metro NY markets Transaction Summary Deal Value:$45.4 mil (1) Price / TBV:157% (1) Price / LTM EPS:27.0x (1) Expected 2018 EPS Accretion:~12% Expected TBV Accretion:~1% Based upon the 10 day volume weighted average common stock price of $24.25 for Sussex as of April 7, 2017, and 0.97x exchange ratio Per CMTB regulatory filings as of 3/31/2017

Note: 2017Q1 data estimated pro forma for pending CMTB acquisition excluding purchase accounting adjustments; aggregation of SBBX loan data from GAAP filings, and CMTB loan data from regulatory filings Strategic Growth – Acquisition of CMTB Loan Portfolio Mix – Pro Forma Combined Loan Portfolio Mix - SBBX

Deposit Portfolio Mix – Pro Forma Combined Note: 2017Q1 data estimated pro forma for pending CMTB acquisition excluding purchase accounting adjustments; aggregation of deposit data from SBBX and CMTB regulatory filings Strategic Growth – Acquisition of CMTB Deposit Portfolio Mix - SBBX

Growing Shareholder Value

Strategic talent management Grow our business Continue to strengthen profitability Resulting in: Higher EPS and tangible book value growth Outperforming the total returns of the broader market and bank indices over the long run Growing Shareholder Value

One Year Total Return Source: SNL as of July 31, 2017 Stock Performance

Total Return since January 1, 2010 through July 31, 2017 Source: SNL as of July 31, 2017 Stock Performance

Click on the photo’s below for more information!